Exhibit 99.1

NextDecade and Enbridge Sign Definitive Agreement Regarding Rio Bravo Pipeline

HOUSTON -- BUSINESS WIRE -- February 13, 2020 -- NextDecade Corporation (NextDecade) (NASDAQ: NEXT) and Enbridge Inc. (Enbridge) (TSX: ENB) (NYSE: ENB) announced today that they have entered into a definitive agreement whereby Enbridge will acquire Rio Bravo Pipeline Company, LLC (RBPL) from NextDecade for a cash purchase price not to exceed $25 million, with $15 million paid at closing and the balance paid upon NextDecade’s reaching a positive final investment decision (FID) on its Rio Grande LNG export facility in the Port of Brownsville, Texas.

Upon closing of the transaction, Enbridge will own one hundred percent of RBPL and assume all responsibility for the development, financing, construction, and operations of the Rio Bravo Pipeline. NextDecade will continue to be responsible for the development, financing, construction, and operations of its Rio Grande LNG export facility.

In addition, Enbridge and NextDecade have negotiated a precedent agreement, to be executed at closing, whereby NextDecade will retain its rights to the natural gas firm transportation capacity on the Rio Bravo Pipeline for a term of at least twenty years to supply NextDecade’s Rio Grande LNG export facility.

“This agreement with Enbridge further enhances our commitment to our global LNG customers, natural gas suppliers and other stakeholders to deliver our Rio Grande LNG project on time and on budget,” said Matt Schatzman, NextDecade’s Chairman and Chief Executive Officer. “As one of North America’s leading energy infrastructure companies, Enbridge brings extensive natural gas pipeline experience to execute the Rio Bravo Pipeline, and we are delighted to have them involved in supporting the delivery of our Rio Grande LNG project.”

“We are excited to move forward with this transaction,” said Bill Yardley, Enbridge’s Executive Vice President and President of Gas Transmission and Midstream. “Enbridge’s commitment to the development of the Rio Bravo Pipeline in support of NextDecade’s Rio Grande LNG project further strengthens our ability to serve the expanding LNG export market and fits squarely within our low-risk business model.”

The Rio Bravo Pipeline is designed to transport up to 4.5 billion cubic feet per day of natural gas from the Agua Dulce supply area to NextDecade’s Rio Grande LNG project in Brownsville, Texas. In November 2019, the Federal Energy Regulatory Commission (FERC) issued an order authorizing the siting, construction, and operation of NextDecade’s Rio Grande LNG project and the Rio Bravo Pipeline. In January 2020, FERC issued a final order on rehearing for the Rio Grande LNG project and the Rio Bravo Pipeline.

The agreement has been approved by the Boards of Directors of both companies. Subject to the satisfaction of certain conditions, the transaction is expected to close in the first quarter of 2020.

About NextDecade Corporation

NextDecade is a LNG development company focused on LNG export projects and associated pipelines in Texas. NextDecade intends to develop the largest LNG export solution linking Permian Basin associated gas to the global LNG market, creating value for producers, customers, and stockholders. [Its portfolio of LNG projects includes the 27 mtpa Rio Grande LNG export facility in Brownsville, Texas and the 4.5 Bcf/d Rio Bravo Pipeline that would transport natural gas from the Agua Dulce area to Rio Grande LNG]. NextDecade’s common stock is listed on the Nasdaq Stock Market under the symbol “NEXT.” NextDecade is headquartered in Houston, Texas. For more information, visit www.next-decade.com.

NextDecade Forward-Looking Information

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. The words “anticipate,” “contemplate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “might,” “will,” “would,” “could,” “should,” “can have,” “likely,” “continue,” “design” and other words and terms of similar expressions are intended to identify forward-looking statements, and these statements may relate to the business of NextDecade and its subsidiaries. These statements have been based on NextDecade’s current assumptions, expectations, and projections about future events and trends and involve a number of known and unknown risks, which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements. These risks include uncertainties about progress in the development of NextDecade’s LNG liquefaction and export projects and the timing of that progress; government approval of construction and operation of NextDecade’s Rio Grande LNG and Rio Bravo Pipeline projects terminal at the Port of Brownsville in southern Texas (the “Terminal”) and an associated 137-mile pipeline to supply gas to the Terminal (the “Pipeline” and together with the Terminal, the “Project”) and the timing of that approval; the successful completion of the Project by third-party contractors; our ability to secure additional debt and equity financing in the future to complete the Project; the accuracy of estimated costs for the Project; statements that the Project, when completed, will have certain characteristics, including amounts of liquefaction capacities; NextDecade’s anticipated competitive advantage and technological innovation which may render its anticipated competitive advantage obsolete; the global demand for and price of natural gas (versus the price of imported LNG); the availability of LNG vessels worldwide; negotiations for the Terminal site lease and right-of-way options for the Pipeline route; changes in legislation and regulations relating to the LNG industry, including environmental laws and regulations that impose significant compliance costs and liabilities; risks related to doing business in and having counterparties in foreign countries; changes adversely affecting the business in which NextDecade is engaged; management of growth; general economic conditions; NextDecade’s ability to generate cash; compliance with environmental laws and regulations; the result of future financing efforts and applications for customary tax incentives; and other matters discussed in the “Risk Factors” section of NextDecade’s Annual Report on Form 10-K for the year ended December 31, 2018 and other subsequent reports filed with the Securities and Exchange Commission, all of which are incorporated herein by reference.

 Additionally, any development of the Project remains contingent upon completing required commercial agreements, acquiring all necessary permits and approval, securing all financing commitments and potential tax incentives, achieving other customary conditions and making a final investment decision to proceed. The forward-looking statements in this press release speak as of the date of this release. Although NextDecade believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that the expectations will prove to be correct. NextDecade may from time to time voluntarily update its prior forward-looking statements, however, it disclaims any commitment to do so except as required by securities laws.

About Enbridge Inc.
Enbridge Inc. is a leading North American energy infrastructure company. We safely and reliably deliver the energy people need and want to fuel quality of life. Our core businesses include Liquids Pipelines, which transports approximately 25 percent of the crude oil produced in North America; Gas Transmission and Midstream, which transports approximately 20 percent of the natural gas consumed in the U.S.; and Utilities and Power Operations, which serves approximately 3.7 million retail customers in Ontario and Quebec, and generates approximately 1,750 MW of net renewable power in North America and Europe. The Company's common shares trade on the Toronto and New York stock exchanges under the symbol ENB. For more information, visit www.enbridge.com

Enbridge Forward-Looking Information
Forward-looking information, or forward-looking statements, have been included in this press release to provide information about Enbridge and its subsidiaries and affiliates, including management's assessment of Enbridge and its subsidiaries' future plans and operations. This information may not be appropriate for other purposes. Forward-looking statements are typically identified by words such as ''anticipate'', ''expect'', ''project'', ''estimate'', ''forecast'', ''plan'', ''intend'', ''target'', ''believe'', "likely" and similar words suggesting future outcomes or statements regarding an outlook. Forward-looking information or statements included in this press release include, but are not limited to, statements with respect to NextDecade’s Rio Grande LNG and Rio Bravo Pipeline projects terminal at the Port of Brownsville in southern Texas (the “Terminal”) and an associated 137-mile pipeline to supply gas to the Terminal (the “Pipeline” and together with the Terminal, the “Project”), including the acquisition of RBPL by Enbridge; the benefits, risks, costs and timing of the transaction and the Project; and the expected capacity and characteristics of the Pipeline.

Although Enbridge believes these forward-looking statements are reasonable based on the information available on the date such statements are made and processes used to prepare the information, such statements are not guarantees of future performance and readers are cautioned against placing undue reliance on forward-looking statements. By their nature, these statements involve a variety of assumptions, known and unknown risks and uncertainties and other factors, which may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by such statements. Assumptions regarding the expected supply of and demand for crude oil, natural gas and LNG, and the prices of these commodities, are material to and underlie all forward-looking statements, as they may impact current and future levels of demand for Enbridge's services and for the Project. Similarly, exchange rates, inflation and interest rates impact the economies and business environments in which Enbridge operates and may impact levels of demand for Enbridge’s services and the Project and cost of inputs and are therefore inherent in all forward-looking statements. Due to the interdependencies and correlation of these macroeconomic factors, the impact of any one assumption on a forward-looking statement cannot be determined with certainty. The most relevant assumptions associated with forward-looking statements on announced projects and projects under construction, including estimated completion dates and expected capital expenditures, include the following: the impact of customer, government and regulatory approvals on construction and in-service schedules and cost recovery regimes; the availability and price of labour and construction materials; the effects of inflation and foreign exchange rates on labour and material costs; the effects of interest rates on borrowing costs; the impact of weather; and the ability of our joint venture partners to complete and finance proposed projects, including the Terminal.

Enbridge's forward-looking statements are subject to risks and uncertainties, including, but not limited to those risks and uncertainties discussed in this press release and in Enbridge's other filings with Canadian and United States securities regulators. The impact of any one risk, uncertainty or factor on a particular forward-looking statement is not determinable with certainty as these are interdependent and Enbridge's future course of action depends on management's assessment of all information available at the relevant time. Except to the extent required by applicable law, Enbridge assumes no obligation to publicly update or revise any forward-looking statements made in this news release or otherwise, whether as a result of new information, future events or otherwise. All subsequent forward-looking statements, whether written or oral, attributable to Enbridge or persons acting on Enbridge's behalf, are expressly qualified in their entirety by these cautionary statements

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